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                                                                   EXHIBIT 23.2

                      CONSENT OF INDEPENDENT ACCOUNTANTS

  We consent to the inclusion in the Registration Statement on Amendment No. 1 to Form S-1 (File No. 333-46227) of our report dated April 12, 1997, on our audits of the consolidated financial statements of Brylane Inc. We also consent to the reference to our Firm under the caption, "Experts".

                                          Coopers & Lybrand L.L.P.

Columbus, Ohio

February 17, 1998